                                                                   EXHIBIT 99.13

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to September Monthly Operating Report

                                    Summary Of Bank And Investment Accounts        Attachment 1
                                         The Delta Queen Steamboat Co.
Summary                                     Case No: 01-10970 (JCA)                   UNAUDITED
The Delta Queen Steamboat Co.             For Month Of September, 2002

                                                          Balances
                                               --------------------------------     Receipts &         Bank
                                                  Opening           Closing         Disbursements      Statements        Account
Account                                        As Of 9/01/02      As Of 9/30/02     Included           Included          Reconciled
-------                                        -------------      -------------     --------           --------          ----------
Delta Queen Controlled Disb                             0.00            586.08      Yes                Yes               Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                           619,066.63        100,867.79      Yes                Yes               Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                                26,689.45         52,819.93      Yes                No - Not          Yes
Hibernia                                                                                               Concentration
Account # - 812-395-289                                                                                Account

The Delta Queen Steamboat Co.                           0.00              0.00      No -               No -              No -
LaSalle - Wealth Management                                                         Account            Account           Account
Account # - TNE-043290                                                              Closed             Closed            Closed

The Delta Queen Steamboat Co.                           0.00              0.00      No -               No -              No -
AmSouth                                                                             Account            Account           Account
Account # - 19356307                                                                Closed             Closed            Closed

Delta Queen                                             0.00              0.00      No -               No -              No -
LaSalle                                                                             Account            Account           Account
Account # - 5800155771                                                              Closed             Closed            Closed

DQ Credit Card                                          0.00              0.00      Yes                No - Not          Yes
Bank One                                                                                               Concentration
Account # - 552-0110062868                                                                             Account

DQ Master Cash                                          0.00              0.00      No -               No -              No -
Bank One                                                                            Account            Account           Account
Account # - 552-0110256700                                                          Closed             Closed            Closed

The Delta Queen Steamboat Co                       18,783.04              0.00      Yes                No - Not          Yes
Receipts                                                                                               Concentration
Hibernia                                                                                               Account
Account # - 882-390-047

The Delta Queen Steamboat Co                            0.00              0.00      No -               No -              No -
Receipts                                                                            Account            Account           Account
LaSalle                                                                             Closed             Closed            Closed
Account # - 5800155839

The Delta Queen Steamboat Co                           80.78              0.00      Yes                No - Not          Yes
Escrow Account                                                                                         Concentration
LaSalle                                                                                                Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                      751,757.58        752,631.50      Yes                No - Not          Yes
Escrow Account - DQ/DN IDCC                                                                            Concentration
LaSalle                                                                                                Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                      250,585.86        250,877.17      Yes                No - Not          Yes
Escrow Account - DQ/DN - Seller Proration                                                              Concentration
LaSalle                                                                                                Account
Account # - 62-9003-42-7

The Delta Queen Steamboat Co                   31,480,509.70      29,875,518.17     Yes                No - Not          Yes
LaSalle - Investment Account                                                                           Concentration
03-9042-30-4                                                                                           Account

                               Receipts & Disbursements           Attachment 2-1
                             The Delta Queen Steamboat Co.
R&D - Hibernia                 Case No: 01-10970 (JCA)                 UNAUDITED
DQ Controlled Disb                     Hibernia
                               Controlled Disbursements
                                 Account # - 542027373
                           1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                         0.00

Receipts
                                                   142,561.74      From The Delta Queen Steam Boat Co. -
                                                                     Hibernia - DQSC Master Cash - Account (812-395-335)

                                                  -----------
                                                   142,561.74      Total Receipts

Disbursements

                                                      (668.00)     Crew Maintenance & Medical
                                                      (169.53)     FedEx
                                                      (450.00)     Lay-Up
                                                       (75.85)     Office - Chicago
                                                    (1,757.94)     Office - NOLA
                                                    (7,835.02)     Office - Weston
                                                   (94,474.97)     Professional Fees - Logan & CO
                                                      (958.26)     SG&A - Finance
                                                    (1,451.25)     SG&A - NOLA ( O/S Marketing Invoice)
                                                   (12,122.92)     Legal Services
                                                    (5,525.78)     SEC Filings
                                                   (10,207.54)     Taxes & Tax Services
                                                    (2,332.00)     Other Vessel Expense - O/S Storage invoice
                                                    (2,664.58)     Outside Temp Services
                                                      (344.52)     O/S Check replacements
                                                      (937.50)     Bank Error - Monies withdrawn from Hibernia and credited
                                                                   to DQSC Master Cash Acct # 812395335
                                                  -----------
                                                  (141,975.66)     TOTAL DISBURSEMENTS

Closing Balance - 30 September 02
                                                       586.08

                            Receipts & Disbursements              Attachment 2-2
                          The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JCA)                    UNAUDITED
DQ Master Cash                      Hibernia
                                 DQ Master Cash
                             Account # - 812-395-335
                        1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                   619,066.63

Receipts

                                                    61,200.26      From American Classic Voyages Co - Credit Suisse
                                                                     Asset Management - Account (247003452)
                                                 1,650,000.00      From Delta Queen Steamboat CO - LaSalle
                                                                   Investment Acct (#039042304)
                                                    18,783.04      From Delta Queen Steamboat CO - Hibernia
                                                                   DQSC Receipt Acct # 882390047
                                                       937.50      Bank Error - Monies credited from Hibernia and withdrawn from
                                                                     AMCV
                                                                   Controll Disbursement Acct # 542027373
                                                    11,105.72      From Great Ocean Cruise Line - Hibernia
                                                                   MQ Steamer Acct # 812502719
                                                     7,938.00      From Great River Cruise Line - Hibernia
                                                                   DQ Steamer Acct # 812395270

                                                -------------
                                                 1,749,964.52      Total Receipts

Disbursements
                                                  (142,561.74)     To The Delta Queen Steam Boat Co. -
                                                                     Hibernia - DQSC Contr. Disb. - Account (542027373)
                                                  (900,000.00)     P&I Insurance Policy
                                                       (39.31)     Hibernia National Bank - Fees
                                                  (475,000.00)     To The Delta Queen Steam Boat Co Payroll Acct (812395289) -
                                                                     Hibernia -
                                                   (85,933.26)     Professional Fees - Latham & Watkins
                                                   (36,098.72)     Professional Fees Walsh,Monzack & Monaco
                                                  (273,925.18)     Professional Fees - Hahn & Hessen
                                                  (280,000.00)     Merger and Acquisition Fee - Kingsbury Partners
                                                   (74,605.15)     Professional Fees - Policano & Manzo

                                                -------------
                                                (2,268,163.36)     Total Disbursements

Closing Balance - 30 September  02
                                                   100,867.79

                             Receipts & Disbursements             Attachment 2-3
                           The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (JCA)                   UNAUDITED
DQ Payroll                         Hibernia
                                  DQ Payroll
                             Account # - 812-395-289
                        1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                    26,689.45

Receipts
                                                   475,000.00      From The Delta Queen Steam Boat Co. -
                                                                     Hibernia - DQSC Master Cash - Account (812-395-335)
                                                  -----------
                                                   475,000.00      Total Receipts

Disbursements

                                                  (448,869.52)     Payroll - Wires & Checks

                                                  -----------
                                                  (448,869.52)     Total Disbursements

Closing Balance - 30 September 02
                                                    52,819.93

                            Receipts & Disbursements              Attachment 2-4
                          The Delta Queen Steamboat Co.
R&D - BankOne               Case No: 01-10970 (JCA)                    UNAUDITED
DQ Credit Cards                    Bank One
                            Delta Queen Credit Cards
                           Account # - 552-0110062868
                        1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                         0.00

Receipts
                                                         0.00

                                                         ----
                                                         0.00      Total Receipts

Disbursements

                                                         0.00

                                                         ----
                                                         0.00

Closing Balance - 30 September 02
                                                         0.00

                           Receipts & Disbursements               Attachment 2-5
                         The Delta Queen Steamboat Co.
R&D - Hibernia             Case No: 01-10970 (JCA)                     UNAUDITED
DQSC Receipts                     Hibernia
                                DQSC Receipts
                           Account # - 882-390-047
                       1 September 02 - 30 September 02


Opening Balance - 1 September 02
                                                    18,783.04

Receipts

                                                   ----------
                                                         0.00      Total Receipts

Disbursements

                                                   (18,783.04)     To Delta Queen Steamboat CO -
                                                                   Hibernia Master Cash Acct # 812395335

                                                   ----------
                                                   (18,783.04)     Total Disbursements

Closing Balance - 30 September 02

                                                         0.00

                         Receipts & Disbursements                 Attachment 2-6
                      The Delta Queen Steamboat Co.
R&D - LaSalle             Case No: 01-10970 (JCA)                      UNAUDITED
DQSC Escrow                      LaSalle
                               DQSC Escrow
                          Account # - 62-8930-70-3
                     1 September 02 - 30 September 02


Opening Balance - 1 September 02
                                                        80.78

Receipts

                                                                   Interest Income
                                                       ------
                                                         0.00      Total Receipts

Disbursements

                                                       (80.78)     Fees

                                                       ------
                                                       (80.78)     Total Disbursements

Closing Balance - 30 September 02
                                                         0.00

                             Receipts & Disbursements             Attachment 2-7
                           The Delta Queen Steamboat Co.
R&D - LaSalle                 Case No: 01-10970 (JCA)                  UNAUDITED
DQ-DN IDCC Escrow                    LaSalle
                                 DQ-DN IDCC Escrow
                             Account # - 62-9003-40-1
                         1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                   751,757.58

Receipts
                                                       873.92      Interest Income

                                                   ----------
                                                       873.92      Total Receipts

Disbursements

                                                   ----------
                                                         0.00      Total Disbursements

Closing Balance - 30 September 02
                                                   752,631.50

                                         Receipts & Disbursements            Attachment 2-8
                                      The Delta Queen Steamboat Co.
R&D - LaSalle                             Case No: 01-10970 (JCA)                 UNAUDITED
DQ-DN Seller Proration Escrow                    LaSalle
                                      DQ-DN Seller Proration Escrow
                                          Account # - 62-9003-42-7
                                     1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                   250,585.86

Receipts
                                                       291.31      Interest Income

                                                   ----------
                                                       291.31      Total Receipts

Disbursements

                                                   ----------
                                                         0.00      Total Disbursements

Closing Balance - 30 September 02
                                                   250,877.17

                          Receipts & Disbursements                Attachment 2-9
                        The Delta Queen Steamboat Co.
R&D - LaSalle             Case No: 01-10970 (JCA)                      UNAUDITED
Investment              LaSalle - Investment Account
                          Account # - 03-9042-30-4
                       1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                                31,480,509.70

Receipts
                                                    45,008.47      Interest Earned

                                                -------------
                                                    45,008.47      Total Receipts

Disbursements

                                                (1,650,000.00)     To Delta Queen Steamboat CO Master Cash
                                                                     Hibernia # 812-395-335

                                                -------------
                                                (1,650,000.00)     Total Disbursements

Closing Balance - 30 September 02
                                                29,875,518.17

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:35:07
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                             PTD-Actual
                                              30-Sep-02
                                             ----------
Revenue
Gross Revenue                                      0.00
Allowances                                         0.00
                                             ----------
Net Revenue                                        0.00

Operating Expenses
Air                                                0.00
Hotel                                              0.00
Commissions                                        0.00
Onboard Expenses                                   0.00
Passenger Expenses                                 0.00
Vessel Expenses                                    0.00
Layup/Drydock Expense                              0.00
Vessel Insurance                                   0.00
                                             ----------
Total Operating Expenses                           0.00

                                             ----------
Gross Profit                                       0.00

SG&A Expenses
Sales & Marketing                                  0.00
Start-Up Costs                                     0.00
                                             ----------
Total SG&A Expenses                                0.00

                                             ----------
EBITDA                                             0.00

Depreciation                                       0.00

Operating Income                                   0.00

Other Expense/(Income)
Interest Income                              (46,173.70)
Equity in Earnings for Sub                   (11,084.98)
Reorganization expenses                            0.00
                                             ----------
Total Other Expense/(Income)                 (35,088.72)

                                             ----------
Net Pretax Income/(Loss)                      35,088.72

Income Tax Expense                                 0.00

                                             ----------
Net Income/(Loss)                             35,088.72
                                             ==========

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:06
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                              YTD-Actual            YTD-Actual
                                               30-Sep-02            22-Oct-01
                                            --------------        -------------
ASSETS

Cash and Equivalent                          29,955,527.03         2,494,983.63

Restricted Cash                               1,003,508.67                 0.00

Accounts Receivable                             360,711.16                 0.00

Inventories                                           0.00           840,779.06

Prepaid Expenses                                      0.00            13,147.33

Other Current Assets                                  0.00                 0.00

                                            --------------        -------------
Total Current Assets                         31,319,746.86         3,348,910.02


Fixed Assets                                          0.00         8,202,345.75

Accumulated Depreciation                              0.00        (5,195,800.16)

                                            --------------        -------------
Net Fixed Assets                                      0.00         3,006,545.59


Net Goodwill                                          0.00                 0.00

Intercompany Due To/From                     10,413,604.91        37,437,552.28

Net Deferred Financing Fees                           0.00             5,434.15

Net Investment in Subsidiaries              (83,419,766.75)       33,999,708.26

                                            --------------        -------------
Total Other Assets                          (73,006,161.84)       71,442,694.69

                                            --------------        -------------
Total Assets                                (41,686,414.98)       77,798,150.30
                                            ==============        =============

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:06
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                             YTD-Actual            YTD-Actual
                                              30-Sep-02             22-Oct-01
                                           ---------------       --------------
LIABILITIES

Accounts Payable                                      0.00                 0.00

Accrued Liabilities                             240,632.92                 0.00

Deposits                                              0.00                 0.00

                                           ---------------       --------------
Total Current Liabilities                       240,632.92                 0.00


Long Term Debt                                        0.00                 0.00

Other Long Term Liabilities                   9,993,779.93         9,993,779.93

                                           ---------------       --------------
Total Liabilities                            10,234,412.85         9,993,779.93


Liabilities Subject to Compromise               577,835.68           577,835.68


OWNER'S EQUITY

Common Stock                                      1,000.00             1,000.00

Add'l Paid In Capital                        33,564,332.71        33,564,332.71

Current Net Income (Loss)                  (118,854,191.70)       (2,866,520.92)

Retained Earnings                            32,790,195.48        36,527,722.90

                                           ---------------       --------------
Total Owner's Equity                        (52,498,663.51)       67,226,534.69

                                           ---------------       --------------
Total Liabilities & Equity                  (41,686,414.98)       77,798,150.30
                                           ===============       ==============

The Delta Queen Steamboat Co.                    ATTACHMENT 6                       01-10970 (JCA)
                                    Summary List of Due To/Due From Accounts
                                    For the Month Ended September 30, 2002

                                                                  BEGINNING                                              ENDING
AFFILIATE NAME                                    CASE NUMBER      BALANCE             DEBITS         CREDITS           BALANCE
American Classic Voyages Co.                      01-10954       (6,204,670.44)             --            --         (6,204,670.44)
AMCV Cruise Operations, Inc.                      01-10967      100,294,573.86      1,477,361.85     85,125.29      101,686,810.42
Great AQ Steamboat, L.L.C                         01-10960      (38,907,733.78)       140,661.13          --        (38,767,072.65)
Great Pacific NW Cruise Line, L.L.C               01-10977       (8,411,645.08)        61,550.04          --         (8,350,095.04)
Great River Cruise Line, L.L.C                    01-10963      (10,534,499.21)             --        7,938.00      (10,542,437.21)
Great Ocean Cruise Line, L.L.C                    01-10959      (17,646,492.09)       252,672.88     11,105.72      (17,404,924.93)
Cruise America Travel, Incorporated               01-10966          256,503.82              --            --            256,503.82
Delta Queen Coastal Voyages, L.L.C                01-10964         (911,198.96)        28,933.40          --           (882,265.56)
Cape Cod Light, L.L.C                             01-10962       (1,404,059.37)             --            --         (1,404,059.37)
Cape May Light, L.L.C                             01-10961       (8,431,118.53)             --            --         (8,431,118.53)
Project America, Inc.                             N/A            (2,934,348.03)             --            --         (2,934,348.03)
Oceanic Ship Co.                                  N/A              (136,810.43)             --            --           (136,810.43)
Project America Ship I, Inc.                      N/A               255,723.41              --            --            255,723.41
Project America Ship II, Inc.                     N/A              (142,646.25)             --            --           (142,646.25)
Ocean Development Co.                             01-10972        2,214,633.49              --            --          2,214,633.49
Great Hawaiian Cruise Line, Inc.                  01-10975           (7,057.02)             --            --             (7,057.02)
Great Hawaiian Properties Corporation             01-10971        1,247,073.77              --            --          1,247,073.77
American Hawaii Properties Corporation            01-10976           43,550.29              --            --             43,550.29
Great Independence Ship Co.                       01-10969          (83,084.83)             --            --            (83,084.83)
CAT II, Inc.                                      01-10968             (100.00)             --            --               (100.00)
                                                                ------------------------------------------------------------------
                                                                  8,556,594.62      1,961,179.30    104,169.01       10,413,604.91
                                                                ==================================================================

THE DELTA QUEEN STEAMBOAT COMPANY                         CASE #: 01-10970 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                     0-30 DAYS     31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                           ----------     ----------     ----------     ----------     ----------
Paymentech Credit Card Processor                                                                             0.00
American Express Credit Card Processor                                                                       0.00
Discover Credit Card Processor                                                                               0.00
Diners Credit Card Processor                                                                                 0.00
Travel Agents                                                                                                0.00
Delaware North Companies                         0.00           0.00           0.00     360,711.16     360,711.16

                                           ----------     ----------     ----------     ----------     ----------
Total                                            0.00           0.00           0.00     360,711.16     360,711.16
                                           ==========     ==========     ==========     ==========     ==========

                                                                   ATTACHMENT #7

                        The Delta Queen Steamboat Company
                                 01-10970 (JCA)

                             Accounts Payable Detail
                            As of September 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Accounts receivable represent monies due from the Purchaser. Monies were received during October and will be recorded in the next Monthly Operating Report.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.